FOURTH AMENDMENT TO SECURED
                             CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO SECURED CREDIT AGREEMENT (" Amendment") is made and entered into as of the 1st day of January, 2005, by and among Cycle Country Accessories Corporation, an Iowa corporation ("Cycle Country Iowa"), Cycle Country Accessories Corp., a Nevada corporation ("Cycle Country Nevada") and Bank Midwest, Minnesota Iowa, N.A., a national banking association ("Lender").

RECITALS

A.	The Borrowers and the Lender are parties to that certain Secured
Credit Agreement dated as of August _21_, 2001 as amended by the
First Amendment to Secured Credit Agreement
	dated _July _22 	, 2002, Second Amendment to Secured Credit
Agreement dated as of May _30_, 2003 and the Third Amendment to Secured Credit Agreement dated as of June _25_, 2003 (as so amended, the "Credit
Agreement"), whereby Lender extended certain credit facilities to the Borrowers upon the terms and conditions set forth in the Credit
Agreement. Capitalized tenns not otherwise defined in this Amendment shall have the meanings given them in the Credit Agreement.

B.	The Borrowers have requested the Lender to amend the Credit
Agreement as set forth herein, and the Lender is willing to agree to such amendment, all upon and subject to the terms and conditions set forth here in.

NOW, THEREFORE, in consideration of the Recitals and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

	1. 	Amendment to the Credit Agreement.

a.	The second sentence appearing in Section 1.1 of the Credit
Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:
The maximum amount of Revolving Credit which the Lender agrees to extend to Cycle Country Iowa shall not exceed the lesser of (i) $1,000,000 ("Revolving
Credit Commitment"), or (ii) the Borrowing Base as determined based on the most recent borrowing base certificate.

b.	The third sentence appearing in Section 1.2 of the Credit
Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:
Each advance made by the Lender of a Revolving Credit
Loan shall be made against and evidenced by the Revolving Credit Note of the Borrowers in the form
(with appropriate insertions) attached to the Fourth
Amendment as Exhibit A (the "Revolving Credit Note") payable to the order of the Lender in the principal amount of the Revolving Credit Commitment.


c. The first unlettered paragraph appearing in Section 2.1 of the Credit Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:

The Revolving Credit Loans shall bear interest (which the Borrowers jointly and severally promise to pay at the times herein provided) at the rate per annum equal to the Prime Rate as in effect from time to time plus three quarters of one percent (0.75%) per annum; provided that the interest rate on the Revolving Credit Loans shall not at any time: (i) except if not paid when due, exceed ten percent (10%) per annum, or (ii) be less than five and one-quarter percent (5.25%) per annum. If the Revolving Credit Loans or any part thereof is not paid when due (whether by lapse of time, acceleration or otherwise) the Revolving Credit Loans shall bear interest (which the Borrowers jointly and severally promise to pay at the times herein provided), whether before or after judgment, until payment in full thereof at the rate per annum determined by adding two percent (2%) per annum to the interest ate which would otherwise be applicable thereto from time to time; provided further, that in no event would such rate of interest exceed nine percent (12%) per annum nor be less than seven and one-quarter percent (7.25%) per annum.

d.	Section 4.1 of the Credit Agreement is hereby amended to
add the following new definition thereto:
"Fourth Amendment" means the Fourth Amendment to
Secured Credit Agreement dated as of January 1, 2005, by and between the Borrowers and the Lender.

e. The definition of "Revolving Credit Commitment" appearing in Section 4.1 of the Credit Agreement shall be amended in its entirety and as so amended shall re restated to read as follows:

"Revolving Credit Commitment" is defined in Section

1.1 hereof.

f.	The definition of "Termination Date" appearing in Section
4.1 of the Credit Agreement shall be amended in its entirety and as so amended shall be restated to read as follows:

"Termination Date" means (i) December 31, 2006, if such day is a Business Day, but if not then the Business Day immediately proceeding such day, or (ii) such earlier date on which the Revolving Credit is terminated pursuant to Section 9 hereof.

g.	Exhibit A to the Credit Agreement shall be amended in its
entirety and as so amended shall be restated to read in the form attached to the Fourth Amendment as Exhibit A.

                                      -2-


2.	Representations. Without limiting the generality of Section
10.6 of the Credit Agreement or any other term or provision thereof and in addition thereto to the extent necessary, the Borrowers represent and warrant to the Lender as follows: (i) the covenants, representations and warranties of the Borrowers as set forth in the Credit Agreement are hereby made again as of the date hereof and are true and correct in all respects as of the date hereof, (ii) as of the date hereof, there is no Event of Default in existence, or any other act, omission, matter or other occurrence whatsoever which, with the giving of notice or the passage of time, or both, would give rise to or constitute an Event of Default; (iii) each of the Borrowers has
(i) full power, authority and legal right to own and operate all of its properties and assets and to carry on its respective business as now conducted and as proposed to be conducted; and
(ii) all requisite corporate power and authority to execute, deliver and fully perform all of the terms and conditions of this Amendment and all other agreements, documents and instruments contemplated hereby. All representations and warranties contained in this Amendment shall survive the execution and delivery hereof and any investigation made by the Lender or its agents or representatives.

3.	Conditions to Effectiveness of Amendment. This Amendment shall become effective only upon the satisfaction of each of the following conditions precedent:

a. Execution and delivery by the Borrowers and the Lender of this Amendment.

b.	Execution and delivery by the Borrowers of an Amended and
Restated Revolving Credit Note in a form and content attached hereto as Exhibit A.

c.	A Guarantor's Acknowledgment and Consent to this Amendment
in a form and content satisfactory to the Lender.

d.	Delivery to the Lender of Resolutions adopted by each of
the Borrower's Board of Directors authorizing the transactions contemplated by this Amendment.

4.	Closing Fee. The Borrowers shall pay to the Lender a
nonrefundable closing fee of
	$ 0.00

5.	Expenses. The Borrower agrees to pay to the Lenders, as
additional consideration for this Amendment, all costs and expenses incurred by the Lender (including, without limitation, attorneys' fees not in excess of Fifteen Hundred Dollars ($1,500) in connection with the preparation, execution and delivery of this Amendment and all matters related hereto.

6.	Effective Time. This Amendment shall be effective as of the
date hereof upon satisfaction of the conditions set forth in paragraphs 3 and 4.

7.	Continuing Effect. All of the terms and conditions of the
Credit Agreement and the other Loan Documents remain in full force and effect, as amended hereby.

                                      -3-


8.	No Waiver. Nothing herein is intended or shall be construed as a waiver by the Lender of any breach, default or other nonfulfillment by the Borrowers under the Credit Agreement or any of the other Loan Documents.

9. No Future Obligation to Amend. The Borrowers hereby expressly recognize and agree that the Lender was in no way obligated or required to enter into this Amendment, and that the Lender has not agreed to and is not obligated or required to, in the future, waive, revise, alter or amend any of the terms or conditions of the Credit Agreement or any of the other Loan
Documents.

10.	Receipt. The Borrowers hereby acknowledges receipt of a true and correct copy of this Amendment.

11.	Headings and Captions. The titles or captions of sections and paragraphs in this Amendment are provided for convenience of reference only, and shall not be considered a part hereof for purposes of interpreting or applying this Amendment, and such titles or captions do not define, limit, extend, explain or describe the scope or extent of this Amendment or any of its terms or conditions.

12.	Further Documents and Actions. Each of the Borrowers agrees to execute and deliver to the Lender such additional documents and to take all such further actions as the Lender may reasonable require in order to reflect the amendments to the Credit
Agreement effected by this Amendment.

13.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute one and the same instrument.

14.	Recitals. The Recitals set forth in the forepart of this
Amendment are true and correct and are an integral part of this Amendment.

15.	Governing Law. This Amendment shall be governed by and
construed in accordance with the internal laws of the state of Iowa.

16.	Entire Understanding. This Amendment, together with the Credit
Agreement, as amended, and other Loan Documents, constitutes the entire understanding of the parties with respect to the subject matters hereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.

This Amendment shall be deemed to be part of the Credit
Agreement.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT
SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE
ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN
THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE
TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.




Cycle Country Accessories Corp
By:/s/ Ronald C. Hickman
-------------------------
Ronald C. Hickman, President


Cycle Country Accessories Corp.
By:/s/ Ronald C. Hickman
------------------------
Ronald C. Hickman President






Bank Midwest, Minnesota Iowa, N.A.

BY/s/ Curt Johnson
------------------
Curt Johnson, Sr. Vice President


                   GUARANTOR'S ACKNOWLEDGEMENT AND CONSENT

Except as defined below, all capitalized terms used herein shall have the meanings given them in that certain Secured Credit Agreement by and between Cycle Country Accessories Corporation and Cycle Country Accessories Corp. as Borrowers and Bank Midwest Minnesota Iowa, N.A. as Lender, dated as of August _21_, 2001 as amended by the First Amendment to Secured Credit Agreement dated as of _July 22 , 2002, a Second Amendment to Secured Credit Agreement dated as of May _30_, 2003, a Third Amendment to Secured Credit Agreement dated as of June _25 __ ,2003 and a Fourth Amendment to Secured Credit Agreement dated as of January 1, 2005 (the "Fourth Amendment").

The undersigned have heretofore executed and delivered to the Lender a Guaranty Agreement. The undersigned hereby consents to the Fourth Amendment to the Secured Credit Agreement and confirms that the Guaranty Agreement executed and delivered by it and all of the undersigned's obligations there under remain in full force and effect and, without limiting the foregoing, the undersigned acknowledges and agrees that notwithstanding the execution and delivery of the Fourth Amendment, the Guaranty Agreement executed and delivered by the undersigned to the Lender remains in full force and effect and the rights and remedies of the Lender, the obligations by the undersigned there under remain in full force and effect and shall not be effected, impaired or discharged by reason of the Fourth Amendment. The undersigned further agrees that the consent of the undersigned to any further amendments to the Secured Credit Agreement shall not be required as a result of this consent having been obtained.

CYCLE COUNTRY ACCESSORIES SUBSIDIARY CORP.


By:
Title:








$1,000,000



                  AMENDED AND RESTATED REVOLVING CREDIT NOTE



January 1, 2005


For value received, the undersigned, Cycle Country Accessories Corporation, an Iowa corporation, and Cycle Country Accessories Corp., a Nevada corporation (collectively, the "Borrowers") jointly and severally promise to pay to the order of Bank Midwest, Minnesota Iowa, N.A. (the "Lender"), at the principal office of the Lender, in Okoboji, Iowa, or at such other place as the Lender may from time to time in writing designate, the principal sum of (i) One Million Dollars ($1,000,000) or (ii) such lesser amount as shall constitute the aggregate unpaid principal amount of all Revolving Credit Loans owing from the Borrowers to the Lender under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.

The entire principal balance of this Note shall be due and payable on the Termination Date; provided that if (i) the principal balance of this Note at any time exceeds the Borrowing Base, the Borrowers shall immediately, without notice or demand, pay the principal amount necessary so that the principal balance does not exceed the Borrowing Base, and (ii) if the principal balance of this Note at any time exceeds the Revolving Credit Commitment then in effect, the Borrowers shall immediately, without notice or demand, pay the principal amount necessary so that the principal balance does not exceed the Revolving Credit Commitment then in effect.

This Note evidences Revolving Credit Loans made and to be made to Cycle Country Accessories Corporation by the Lender under the Revolving Credit provided for under that certain Secured Credit Agreement dated August _21_, 2001, by and between the Borrowers and Lender, as amended by a First Amendment to Credit Agreement dated as of_July 22 __ , 2002, a Second Amendment to Secured Credit Agreement dated as of May _30_,2003, a Third Amendment to Secured Credit Agreement dated as of June _25_, 2003 and a Fourth Amendment to Secured Credit Agreement dated as of this same date (as so amended, and as may be further amended, restated or otherwise modified from time to time, the "Credit Agreement"), and the Borrowers hereby jointly and severally promise to pay principal and interest payments at the office specified above on the Revolving Credit Loans evidenced hereby in the amounts and at the rates and times specified there for in the Credit Agreement. All capitalized terms not defined herein shall have the meanings given them in the Credit Agreement.

Each Revolving Credit Loan made under the Revolving Credit provided for in the Credit Agreement by the Lender to Cycle Country Accessories Corporation against this Note, any repayment of principal hereon, and the interest rates applicable thereto shall be endorsed by the holder hereof on the reverse side of this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on the reverse side hereof prior to any negotiations or transfers hereof) and the Borrowers agree that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on the reverse side hereof or recorded on the books and records of the Lender shall be prima facie evidence of the unpaid balance of this Note and the interest rates applicable thereto.


This Note is issued by the Borrowers under the terms and provisions of the Credit Agreement, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, including the Security Documents, equally and ratably with all other Obligations of the Borrowers thereby secured, to which reference is hereby made for a statement of such benefits and security. This Note may be declared to be, or be and become, due prior to its expressed maturity upon the occurrence of an event of default specified in the Credit Agreement or any Security Document, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement and the Security Documents.

This Note and the other Obligations of the Borrowers is secured by, among other things security interests and mortgage liens granted to the Lender pursuant to the Security Agreements, the Mortgage, and the Pledge Agreement referred to and defined in the Credit Agreement. This Note shall be construed in accordance with, and governed by, the internal laws of the State of Iowa without regard to principles of conflict of law.

The Borrowers hereby waive presentment for payment and demand and any other notices.

This Note amends and restates in its entirety that certain
Amended and Restated Revolving Credit Note dated July _22_,2002 made by the Borrowers, payable to the order of Lender, and is not a novation thereof.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.






CYCLE COUNTRY ACCESSORIES CORP.




BY.  /s/ Ronald C. Hickman, President




CYCLE COUNTRY ACCESSORIES CORPORATION



BY. /s/ Ronald C. Hickman, President